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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 30, 2001

                                  Genesco Inc.
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               (Exact Name of Registrant as Specified in Charter)


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
          Tennessee                               1-3083                                0211340
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(State or Other Jurisdiction of           (Commission File Number)        (I.R.S. Employer Identification No.)
        Incorporation)
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                1415 Murfreesboro Road
                 Nashville, Tennessee                            37217-2895
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       (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (615) 367-7000
                                                           --------------


          (Former name or former address, if changed since last report)


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Item 9.     Regulation FD Disclosure.

         A press release issued by Genesco Inc. on January 29, 2001, is attached hereto as Exhibit 99.1.











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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                          Genesco Inc.


                                          By:    /s/ Roger G. Sisson
                                          Name:  Roger G. Sisson
                                          Title: Secretary and General Counsel


Date:  January 30, 2001













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                                  EXHIBIT INDEX

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
Exhibit No.                  Description
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
99.1                         Press Release dated January 29, 2001
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